Note 17. Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefits Disclosure [Text Block]
NOTE 17 - EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Plan for the benefit of all eligible employees.  Upon ongoing approval of the Board of Directors, the Company matches 100 percent of employee contributions up to the first three percent of compensation, plus 50 percent of employee contributions on the next two percent of compensation, subject to certain adjustments and limitations.  The Company may also make an elective three percent contribution to the Plan accounts of all eligible employees.  Contributions made to the Plan in 2011 and 2010 amounted to $133,661 and $122,497, respectively.

The Company entered into a Supplemental Executive Retirement Plan (SERP) during 2008 with its Chief Executive Officer.  The Company accrued deferred compensation expense of $174,888 and $159,054 in 2011 and 2010, respectively, in relation to this plan.